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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 June 30, 2000
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                       Socrates Technologies Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                          0-26614                54-1707718
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

8500 Leesburg Pike, Suite 406, Vienna, VA                           22183
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(Address of principal executive office)                           (Zip code)

              Registrant's telephone number, including area code:
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                                 (703) 288-6500

         Former name or former adddress, if changed since last report:
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                       Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         None.

Item 2.  Acquisition or Disposition of Assets.

         None.

Item 3.  Bankruptcy or Receivership.

         None.

Item 4.  Changes in Registrant's Certifying Accountant.

         None.

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Item 5.  Other Events.

         The Registrant issued a press release today, which press release is attached hereto as an exhibit.

Item 6.  Resignation of Registrant's Directors.

         See Item 5 above.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

99.1     Press Release, dated June 30, 2000.

Item 8.  Change in Fiscal Year.

         None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2000

                                               /s/ Paul W. Richter
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                                               Paul W. Richter, General Counsel,
                                               Secretary, Vice President-Human
                                               Resources

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